UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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CIM Commercial Trust Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CIM COMMERCIAL TRUST CORPORATION

17950 PRESTON ROAD, SUITE 600

DALLAS, TEXAS 75252

Dear CIM Commercial Trust Corporation Common Stockholder:

You are cordially invited to attend the annual meeting of the common stockholders of CIM Commercial Trust Corporation, a Maryland corporation (“CIM Commercial”), at 2:30 p.m., Pacific Time, on May 1, 2019 at the Hollywood Roosevelt Hotel, 7000 Hollywood Boulevard, Los Angeles, California 90028 if you are a common stockholder of record as of the close of business on March 18, 2019.

At the annual meeting, CIM Commercial common stockholders will be asked to elect the seven directors nominated in the proxy statement to serve for a one-year term, and until their successors are duly elected and qualify. In addition, we will ask common stockholders to consider and vote upon (i) the ratification of the appointment of BDO USA, LLP as CIM Commercial’s independent registered public accounting firm for the fiscal year ending December 31, 2019 and (ii) the approval, by a non-binding advisory vote, of an advisory resolution on our executive compensation as described in our proxy statement.

The Board of Directors of CIM Commercial recommends the approval of each of these proposals. These foregoing items of business are more fully described in the proxy statement. We urge you to carefully review the proxy statement.

Your vote is very important. If you were a registered common stockholder as of the close of business on March 18, 2019, please authorize a proxy to vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the annual meeting in person: (1) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or (2) as otherwise described herein. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the annual meeting. If you are a common stockholder of record and you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. Proof of share ownership and a form of photo identification will be required for admission to the annual meeting.

On behalf of our Board of Directors, I thank you for your continued support.

Sincerely,

David Thompson
Chief Executive Officer

April 5, 2019

This proxy statement is first being mailed to the common stockholders of CIM Commercial on or about April 10, 2019.

CIM COMMERCIAL TRUST CORPORATION

17950 PRESTON ROAD, SUITE 600

DALLAS, TEXAS 75252

NOTICE OF ANNUAL MEETING

OF COMMON STOCKHOLDERS OF CIM COMMERCIAL TRUST CORPORATION

TO BE HELD ON MAY 1, 2019

Dear CIM Commercial Trust Corporation Common Stockholder:

You are cordially invited to attend the annual meeting of common stockholders (the “Annual Meeting”) of CIM Commercial Trust Corporation, a Maryland corporation (“CIM Commercial”), to be held at 2:30 p.m., Pacific Time, on May 1, 2019 at the Hollywood Roosevelt Hotel, 7000 Hollywood Boulevard, Los Angeles, California 90028. The purpose of the Annual Meeting is to consider and vote on the following proposals:

1.  Proposal 1:  The election of the seven directors nominated in the proxy statement to serve for a one-year term, and until their successors are duly elected and qualify;

2.  Proposal 2:  The ratification of the appointment of BDO USA, LLP as CIM Commercial’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.  Proposal 3:  The approval, by a non-binding advisory vote, of an advisory resolution on CIM Commercial’s executive compensation as described in the accompanying proxy statement; and

4.  The consideration of any other business that is properly presented at the Annual Meeting and any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on March 18, 2019 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. The proxy card is enclosed with this notice of Annual Meeting and proxy statement.

Your vote is important to us and our business. I encourage you to complete, date, sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you plan to attend the Annual Meeting to vote in person and your shares are in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.

Sincerely,

Jan F. Salit
President and Secretary

April 5, 2019

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of

Stockholders to be Held on May 1, 2019.

Our proxy statement and our annual report to stockholders for the year ended December 31, 2018 are available on our website at https://shareholders.cimcommercial.com/sec-filings.

PROXY STATEMENT

FOR

ANNUAL MEETING OF COMMON STOCKHOLDERS

TO BE HELD ON MAY 1, 2019

This proxy statement, with the enclosed proxy card, is being furnished to the common stockholders of CIM Commercial Trust Corporation, a Maryland corporation (“CIM Commercial” and, together with its subsidiaries, the “Company,” “we,” “us” or “our”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the annual meeting of the Company’s common stockholders (the “Annual Meeting”) to be held at 2:30 p.m., Pacific Time, on May 1, 2019 at the Hollywood Roosevelt Hotel, 7000 Hollywood Boulevard, Los Angeles, California 90028 and at any postponements or adjournments thereof. The Notice of Annual Meeting, this proxy statement, and the accompanying proxy card are being mailed to all common stockholders of record as of the record date on or about April 10, 2019. The proxy statement and our annual report to stockholders for the year ended December 31, 2018 are available on our website at https://shareholders.cimcommercial.com/sec-filings.

Only common stockholders of record as of the close of business on March 18, 2019 are entitled to notice of and to vote at the Annual Meeting. As of such date, we had 43,795,073 shares of common stock, par value per share $0.001 (“Common Stock”), outstanding. Each holder of record of Common Stock on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each share of Common Stock held.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.                                      Who is entitled to vote?

Only common stockholders of record as of the close of business on March 18, 2019 (the “record date”) are entitled to notice of and to vote at the Annual Meeting.

2.                                      What is a proxy?

It is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated our Chief Executive Officer, David Thompson, President and Secretary, Jan F. Salit, and our Chief Financial Officer, Nathan D. DeBacker, as proxies for the Annual Meeting.

3.                                      How many votes is each share of Common Stock entitled to?

Each holder of record of shares of Common Stock on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each share of Common Stock held.

4.                                      What is the difference between a stockholder of record and stockholder who holds shares in “street name?”

If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker or bank, your shares are held in “street name” and you are a beneficial owner.

5.                                      How do I attend the Annual Meeting? What do I need to bring?

If you are a stockholder of record, you will need to bring a photo ID with you to the Annual Meeting.

If you own shares in “street name,” bring your most recent brokerage statement with you to the Annual Meeting. We can use your statement to verify your ownership of shares and admit you to the Annual Meeting; however, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in question 6. You will also need to bring a photo ID.

Requests for directions to the Annual Meeting should be directed to the Secretary of CIM Commercial at the address of CIM Commercial’s principal executive office shown on the front page of this proxy statement. Please note that use of cameras, sound or video recording equipment, cellular telephones or other similar equipment will not be allowed at the Annual Meeting.

6.                                      How can I vote at the Annual Meeting if I own shares in “street name?”

If your shares are held in “street name” in the name of a bank, broker or other nominee (other than through a Tel Aviv Stock Exchange (“TASE”) member), you will need to ask your bank, broker or other nominee for a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy. You should instruct your broker or nominee on how to vote your shares by following the voting instructions provided by your broker or nominee as provided in question 20.

Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf.

If you do not receive the legal proxy in time, you can follow the procedures described in question 5 to attend the Annual Meeting. However, you will not be able to vote your shares at the Annual Meeting.

If your shares are held in “street name” in the name of a TASE member, you may not vote your shares in person at the Annual Meeting and must instead follow the procedures described in response to question 9.

7.                                      What shares are included on the proxy card?

If you are a stockholder of record as of the close of business on March 18, 2019, you will receive one proxy card for all the shares of Common Stock you hold in each single account, regardless of whether you hold them in certificate form or in book entry form. If you receive more than one proxy card, it generally means you hold shares of Common Stock registered in more than one account. Please sign and return all of the proxy cards you receive to ensure that your shares are voted.

8.                                      What constitutes a quorum?

The presence, in person or represented by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. However, if a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days after the original record date without notice other than an announcement at the Annual Meeting.

9.                                      What different methods can I use to vote?

Depending on how you hold your shares, you may generally choose to vote by mail or in person at the Annual Meeting. The method by which you vote does not affect your right to attend the Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, you may vote your shares:

•                  By Mail:  Complete, sign, date and mail the written proxy card received with this proxy statement.

•                  In Person:  You may deliver your completed proxy card in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if they have a legal proxy, as described in question 6.

If your shares are held in “street name” in the name of a bank, broker or other nominee (other than a TASE member), you may vote your shares by following the instructions that your bank, broker or other nominee provides to you, which may allow you to vote online or by mail or telephone. To vote in person at the Annual Meeting, follow the instructions provided in question 6.

If your shares are held in “street name” in the name of a TASE member, you may vote your shares online via the electronic voting system of the Israel Securities Authority (the “ISA”) at the web address https://votes.isa.gov.il no later than May 1, 2019 at 8:30 a.m. Pacific Time (or 6:30 p.m. Israel time). You may receive guidance on the use of the electronic voting system from the TASE member through which you hold your shares.

10.                               What is the record date and what does it mean?

The record date for the Annual Meeting is the close of business on March 18, 2019. The record date is established by the Board as allowed by the Maryland General Corporation Law. Owners of record of shares of Common Stock at the close of business on the record date are entitled to receive notice of the Annual Meeting and vote at the Annual Meeting and any postponements or adjournments of the Annual Meeting.

11.                               What is the deadline for voting my shares if I do not attend the Annual Meeting?

If you are a common stockholder of record, your proxy must be received by 11:59 p.m., Eastern Time on or before April 30, 2019 in order for your shares to be voted at the Annual Meeting. If you are a common stockholder of record and you received a printed set of proxy materials, you also have the option of completing, signing, dating and returning the proxy card enclosed with the proxy materials before the Annual Meeting in order for your shares to be voted at the Annual Meeting.

If you are a beneficial owner of Common Stock held in “street name” (other than through a TASE member), please comply with the deadlines included in the voting instructions provided by the bank, broker or other nominee that holds your shares.

If you hold shares in “street name” through a TASE member, your votes must be recorded in the electronic voting system of the ISA no later than May 1, 2019 at 8:30 a.m. Pacific Time (or 6:30 p.m. Israel time).

12.                               How will voting on other business be conducted?

As to any other business that may properly come before the Annual Meeting, all properly submitted proxies will be voted by the proxyholder named in the proxy card, at his/her discretion. We do not presently know of any other business that may come before the Annual Meeting.

13.                               What can I do if I change my mind after I return my proxy card?

Returning your proxy card will in no way limit your right to vote at the Annual Meeting if you later decide to attend and vote in person. Stockholders can revoke a proxy prior to the completion of voting at the Annual Meeting by:

•                  giving written notice of revocation to the Secretary of the Company;

•                  delivering a later-dated proxy; or

•                  voting in person at the Annual Meeting (unless you are a “street name” holder without a legal proxy, as described in question 6).

15.                               On what items am I voting?

You are being asked to consider and vote on the following items:

•                  the election of seven directors nominated by the Board;

•                  the ratification of the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•                  the approval, by a non-binding advisory vote, of an advisory resolution on CIM Commercial’s executive compensation as described in this proxy statement.

16.                               What are my voting choices when voting for director nominees?

In the vote on the election of the seven director nominees, common stockholders of record may:

•                  vote in favor of all nominees;

•                  vote in favor of specific nominees;

•                  withhold their vote with respect to all nominees; or

•                  withhold their vote with respect to specific nominees.

17.                               What vote is required to approve each proposal?

Proposal No. 1—Election of Directors. To be elected as a director, our Bylaws require that a nominee must receive a plurality of all the votes cast in the election of directors at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.

Proposal No. 2—Ratification of the Appointment of BDO as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting will be required for the approval of the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal No. 3—Approval, By a Non-Binding Advisory Vote, Executive Compensation. The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the executive compensation proposal. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review and consider the voting results when making future decisions regarding executive compensation.

18.                               How does the Board recommend that I vote?

The Board recommends a vote:

•                  FOR the seven director nominees;

•                  FOR the ratification of the appointment of the independent registered public accounting firm; and

•                  FOR the non-binding advisory approval of an advisory resolution on CIM Commercial’s executive compensation as described in this proxy statement.

19.                               What if I do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the enclosed proxy card. If no specific instructions are given, proxies that are signed and returned will be voted:

•                  FOR the election of all director nominees;

•                  FOR the ratification of the appointment of the independent registered public accounting firm; and

•                  FOR the non-binding advisory approval of an advisory resolution on CIM Commercial’s executive compensation as described in this proxy statement.

20.                               How are abstentions and broker non-votes counted?

Holders in “street name” (other than through a TASE member)

If on the record date your shares were held in “street name” through a broker, bank or other agent (other than a TASE member), you should receive a form with the voting instructions from the organization holding your account, rather than from the Company, and you have the right to direct how the shares in your account are to be voted.

In the absence of specific instructions from you on how to vote your shares, your broker, bank or other agent may not be able to vote your shares on certain matters. The shares that cannot be voted by banks, brokers or other agents if the beneficial holder fails to provide instructions are called broker non-votes. Broker non-votes will have the following effects at the Annual Meeting:

•                  Proposal No. 1—Election of Directors. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the election of directors.

•                  Proposal No. 2—Ratification of the Appointment of BDO as our Independent Registered Public Accounting Firm. Your broker, bank or other nominee is entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.

•                  Proposal No. 3—Approval, By a Non-Binding Advisory Vote, Executive Compensation. Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.

Because an abstention is not a vote cast, if you instruct your proxy or broker to “abstain” on any matter, it will have no effect on the vote on any of the matters to be considered at the Annual Meeting. However, abstentions will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.

Holders in “street name” through a TASE member

If on the record date your shares were held in “street name” through a TASE member, your TASE member will not vote your shares (as described above) and you must vote through the electronic voting system of the ISA as described in question 9. If you do not vote your shares through this system, we will treat your shares as not present and not entitled to vote for the purpose of determining the presence of a quorum and your shares will have no effect on the vote of any proposal.

21.                               Can I access the proxy statement and Annual Report on the Internet?

The proxy statement and our Annual Report to stockholders for the year ended December 31, 2018 is available on our website at https://shareholders.cimcommercial.com/sec-filings.

22.                               How are proxies solicited and what is the cost?

We will bear all expenses incurred in connection with the solicitation of proxies. We have not engaged any solicitor to assist with the solicitation of proxies. In accordance with Securities and Exchange Commission (“SEC”) rules, we will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of shares.

Our directors and officers may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

IMPORTANT: If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or other institution (other than a TASE member), you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares of Common Stock. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares of Common Stock. If you hold your shares through a TASE member, you should vote your shares by following the instructions in question 9.

SECURITY OWNERSHIP OF CIM COMMERCIAL’S BOARD OF DIRECTORS AND EXECUTIVE OFFICERS AND CURRENT BENEFICIAL OWNERS

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock, par value per share $0.001 (“Series A Preferred Stock”), and Series L Preferred Stock, par value per share $0.001 (“Series L Preferred Stock”), as of April 3, 2019 by (1) each named executive officer, (2) each current director and (3) all executive officers and directors as a group.

	Common Stock			Series A Preferred Stock		Series L Preferred Stock
Name of Beneficial Owner(1)	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class

David Thompson	—		—	—	—	—	—
Jan F. Salit	52,601	(2)	*	—	—	—	—
Nathan D. DeBacker	—		—	—	—	—	—
Richard Ressler	39,661,499	(3)	90.56%	—	—	—	—
Avi Shemesh	39,646,453	(3)	90.53%	—	—	—	—
Shaul Kuba	39,646,453	(3)	90.53%	—	—	—	—
Kelly Eppich	5,163		*	—	—	—	—
Douglas Bech	18,965		*	—	—	—	—
Robert Cresci	14,206		*	—	—	—	—
Frank Golay, Jr.	13,965		*	—	—	—	—
Directors and Executive Officers as a group (10 persons)	39,797,625		90.87%	—	—	—	—

*                                         Less than 1%.

(1)                                 The business address of Messrs. Thompson, Salit, DeBacker, Bech, Cresci, Golay and Eppich, for the purposes hereof, is c/o CIM Commercial Trust Corporation, 17950 Preston Road, Suite 600, Dallas, Texas 75252. The business address of Messrs. Ressler, Shemesh and Kuba, for the purposes hereof, is c/o CIM Group, LLC (“CIM Group”), 4700 Wilshire Boulevard, Los Angeles, California 90010.

(2)                                 Mr. Salit has sole voting and investment power over these shares, which include 122 shares held in an IRA.

(3)                                 CIM Group is the sole manager of CIM Urban Partners GP, LLC, which is the sole managing member of Urban Partners II, LLC (“Urban II”), which has the power to vote and dispose of 39,276,896 of these shares. Shaul Kuba, Richard Ressler and Avi Shemesh may be deemed to beneficially own these shares by virtue of their positions with CIM Group. Messrs. Ressler, Shemesh and Kuba may also be deemed to beneficially own 353,944 shares owned by CIM Service Provider, LLC of which CIM Group is the sole managing member. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.

Beneficial Owners of More than 5% of our Common Stock

The following table sets forth certain information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock and Series L Preferred Stock based on filings with the SEC as of April 3, 2019 by each person known by us to beneficially own more than 5% of our Common Stock.

	Common Stock			Series A Preferred Stock		Series L Preferred Stock
Name and Address of Beneficial Owner(1)	No. of Shares		Percent of Class	No. of Shares	Percent of Class	No. of Shares	Percent of Class
Urban Partners II, LLC c/o CIM Group 4700 Wilshire Boulevard Los Angeles, California 90010	39,276,896		89.68%	—	—	—	—
Richard Ressler(1)	39,661,499	(2)	90.56%	—	—	—	—
Avi Shemesh(1)	39,646,453	(2)	90.53%	—	—	—	—
Shaul Kuba(1)	39,646,453	(2)	90.53%	—	—	—	—

(1)                                 The business address of Messrs. Ressler, Shemesh and Kuba, for the purposes hereof, is c/o CIM Group, LLC, 4700 Wilshire Boulevard, Los Angeles, California 90010.

(2)                                 CIM Group is the sole manager of CIM Urban Partners GP, LLC, which is the sole managing member of Urban II, which has the power to vote and dispose of 39,276,896 of these shares. Shaul Kuba, Richard Ressler and Avi Shemesh may be deemed to beneficially own these shares by virtue of their positions with CIM Group. Messrs. Ressler, Shemesh and Kuba may also be deemed to beneficially own 353,944 shares owned by CIM Service Provider, LLC of which CIM Group is the sole managing member. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.

On March 15, 2019, Urban II transferred 2,350,843 shares of Common Stock (representing approximately 5.37% of the Company’s issued and outstanding Common Stock as of April 3, 2019) to a member of CIM Urban REIT, LLC (“CIM REIT”). The Company has no knowledge of whether such member of CIM REIT beneficially owned more than 5% of our Common Stock as of April 3, 2019 and, as a result, such member is not included in the table above.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board presently consists of seven directors.

At the Annual Meeting, you will be asked to elect seven directors. The seven current directors will be up for election at the Annual Meeting. For your review and consideration, a biography of each nominee for director is contained in this proxy statement under the section titled “Corporate Governance, Director Nominees.” The term of office of each person elected to be a director of the Company will be until the annual meeting of the stockholders in 2020 and until such person’s successor is duly elected and qualifies. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes nominated by the Board. In no event, however, can the proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of the nominees listed below to serve as directors of the Company.

Vote Required

Directors are elected by a plurality of the affirmative votes cast by those holders present and entitled to vote at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.

The Board recommends a vote “FOR” the election of each of the directors nominated.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board (the “Audit Committee”), has appointed BDO as our independent registered public accounting firm with respect to our operations for the fiscal year ending December 31, 2019. Representatives of BDO are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Stockholder ratification of the appointment of BDO as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of BDO to the common stockholders for ratification as a matter of good corporate governance. If the common stockholders fail to ratify the appointment, the Audit Committee may reconsider whether or not to retain BDO. Even if the appointment is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.

We are asking that you ratify the appointment of BDO, although your ratification is not required.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the ratification of the appointment of BDO as our independent registered public accounting firm.

The Board recommends a vote “FOR” the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking advisory stockholder approval of the compensation of our named executive officers as further described below under “Executive Compensation.” The stockholder vote is an advisory vote only and is not binding on the Company or the Board. Although the vote is non-binding, the Board values the opinion of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Unless the Board modifies its policy on the frequency of future advisory votes on executive compensation, the next such vote will occur at the 2020 annual meeting of stockholders.

Our executive compensation system is designed to promote the Company’s financial and operational success by (i) attracting, motivating and assisting in the retention of highly qualified and talented executives, including our named executive officers, who will enable us to perform better than our competitors and drive long-term stockholder value; and (ii) reinforcing desired financial business results to our executives, including our named executive officers, and motivating them to make decisions that produce such results. We believe that our executive compensation system appropriately links pay to both the Company’s and the executive’s performance and is well aligned with the long-term interests of our stockholders. The Board does not allocate a fixed percentage to any specific component of compensation, but works with management to design an overall compensation structure that best serves its goals and appropriately motivates our executive officers to provide outstanding service to the Company. We believe that our executive compensation objectives have resulted in executive compensation decisions that have appropriately incentivized (without undue risk) the achievement of financial goals that have benefited our Company and our stockholders and are expected to drive long-term stockholder value over time. As described in detail in the “Compensation Discussion and Analysis” section below, the Company is externally operated by the Operator (as defined in “Related Person Transactions—Transactions with Related Persons—Asset Management and Other Fees to Related Parties”), an affiliate of CIM REIT and CIM Group, L.P., pursuant to an Investment Management Agreement (the “Investment Management Agreement”) between the Operator and CIM Urban Partners L.P. (“CIM Urban”), a principal subsidiary of the Company. In addition, CIM Service Provider, LLC (the “Administrator”), a subsidiary of CIM Group, provides certain administrative services to the Company and its subsidiaries pursuant to a Master Services Agreement (the “Master Services Agreement”). Charles E. Garner II, the Company’s former Chief Executive Officer, and David Thompson, the Company’s current Chief Executive Officer and former Chief Financial Officer (from March 2014 to March 2019), are employed by an affiliate of the Operator and the Administrator and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Garner or Mr. Thompson any compensation in 2018. Therefore, their compensation is not discussed in the “Compensation Discussion and Analysis” section below.

We are asking stockholders to vote on the following advisory resolution:

Resolved, that the stockholders approve, on a non-binding advisory basis, the compensation of Jan F. Salit, the Company’s only named executive officer being compensated by the Company, as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this proxy statement.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the proposal.

The Board recommends a vote “FOR” the approval of the advisory resolution on CIM Commercial’s executive compensation for the year ended December 31, 2018, as disclosed in this proxy statement.

CORPORATE GOVERNANCE

Company Leadership Structure; Board Role in Risk Oversight

Leadership Structure. The Board does not have a formal policy regarding the leadership structure of the Company and whether the roles of chairman and chief executive officer should be separated, but instead believes that these matters should be determined based on a number of different factors and circumstances, including the Company’s position, history, size, culture, stockholder base, board size and board composition and that, as a result, the appropriate structure may change from time to time as circumstances warrant. From October 26, 2012 until March 11, 2014, Mr. Salit served as our Chief Executive Officer and as our Chairman of the Board. On March 11, 2014, following the closing of the merger (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of July 8, 2013, by and among PMC Commercial Trust, CIM REIT, and their respective merger subsidiaries, we separated the roles of Chairman of the Board and principal executive officer. Our principal executive officer is Mr. Thompson and our Chairman of the Board is Mr. Ressler.

Risk Oversight. The Company is exposed to a variety of risks. The entire Board regularly assesses major risks facing the Company and reviews options for their mitigation. The Board may appoint a committee to address a specific risk or to oversee the Company’s response to a specific risk. In particular, the Audit Committee of the Board oversees the Company’s policies with respect to risk assessment and risk oversight and oversees risk with respect to financial reporting matters. The Board also relies on management to bring significant matters to its attention.

The Board believes that the Company’s current leadership structure, including the independent Audit Committee oversight function and the open access of the Board to the Company’s executive officers and senior management as the Board determines is appropriate, supports the oversight role of the Board in the Company’s risk management.

Statement on Corporate Governance

The Company is dedicated to establishing and maintaining high standards of corporate governance.

Notable features of our current corporate governance structure include the following:

•                  our Board is not staggered, which means each of our directors is subject to re-election annually;

•                  we have separated the roles of Chairman of the Board and principal executive officer;

•                  a majority of our directors meet the criteria for independence of The Nasdaq Stock Market LLC;

•                  we opted out of the Maryland Control Share Acquisition Act (which provides certain takeover defenses);

•                  we provide an annual advisory vote on executive compensation;

•                  we do not have a stockholder rights plan; and

•                  our audit committee is comprised solely of independent directors.

Governance Principles. The Board has adopted a set of Governance Principles that provides a framework for the governance of the Company. The Company’s Governance Principles may be found on the Company’s website at https://shareholders.cimcommercial.com/corporate-overview/corporate-governance in the section entitled “Governance Documents.”

Contacting the Board. The Board welcomes your questions and comments. If you would like to communicate directly with the Board, or if you have a concern related to the Company’s business ethics or conduct, financial statements, accounting practices or internal controls, then you may submit your correspondence to the Secretary of the Company, or you may call the Ethics Hotline at 1-800-292-4496. All communications will be forwarded to the Audit Committee.

Code of Ethics. The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, the Operator and the Administrator, including the Company’s principal executive officer and principal financial and accounting officer (the “Code of Ethics”).

If the Board amends any provisions of the Code of Ethics that applies to the Company’s principal executive officer or senior financial officers or grants a waiver in favor of any such persons, the Company intends to satisfy its disclosure requirements by disclosing the amendment or waiver on a Form 8-K filed with the SEC within four business days following such amendment or waiver.

The Company’s Code of Business Conduct and Ethics may be found on the Company’s website at https://shareholders.cimcommercial.com/corporate-overview/corporate-governance in the section entitled “Shareholders—Corporate Overview—Corporate Governance—Governance Documents.”

Independence of Directors

As a result of and immediately following the Merger, Urban II, an affiliate of CIM REIT, acquired a 97.8% ownership interest in the Company. Currently, Urban II beneficially owns shares of Common Stock that represent, together with shares held by other affiliates of CIM Group and the Company’s executive officers and directors, 90.9% of the total voting power of the Company. As a result of this ownership level, CIM Commercial is a “controlled company” exempt from certain rules of The Nasdaq Stock Market LLC requiring, among other things, a board of directors with a majority of independent directors.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2018 describes a program by the Company to unlock embedded value in its portfolio and improve trading liquidity of the Common Stock. If that program is completed, the Company will no longer be a “controlled company” within the meaning of the rules of Nasdaq. As a result, among other things, the Company will be required to comply with the requirement that a majority of its directors be independent within the meaning of the Nasdaq rules within 12 months from the date on which it ceases to be a “controlled company.”

The Board undertook a review of the independence of the current members of the Board. In making independence determinations, the Board observes all criteria for independence established by the SEC and The Nasdaq Stock Market LLC. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company, including (if applicable) those reported under “Related Person Transactions.” The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that Messrs. Bech, Cresci, Golay and, commencing on March 12, 2019, Eppich (following his retirement from CIM Group, L.P.) meet the aforementioned criteria for “independence.”

Meetings of the Board

The Board held a total of nine meetings during the year ended December 31, 2018. Each incumbent director attended at least 75 percent of the aggregate number of Board meetings and the meetings of committees on which he served during 2018. Directors are encouraged to attend in person the annual meeting of stockholders of the Company. All but one member of our Board attended our 2018 annual meeting of stockholders.

Independent Director Meetings

The independent directors have at least one regularly scheduled meeting or executive session per year without the presence of other directors and management. Any independent director can request that an additional executive session be scheduled.

Committees of the Board

The Board has an audit committee. Currently, the Board is not required to have (and does not have) a compensation committee or a nominating and corporate governance committee, based on its status as a “controlled company.” However, as described in “—Independence of Directors” of this proxy statement, the Company has commenced a program to unlock embedded value in its portfolio and improve trading liquidity of the Common Stock. If that program is completed, the Company will no longer be a “controlled company.” As a result, to the extent the program is completed, the Company will be required to establish a nominating committee of the Board and a compensation committee of the Board having (i) one independent committee member at the time at which it ceases to be a controlled company, (ii) a majority of independent committee members within 90 days of the date on which it ceases to be a controlled company and (iii) all independent committee members within one year of the date on which it ceases to be a controlled company.

Audit Committee. The Company has a standing Audit Committee that oversees the accounting and financial reporting processes as well as legal, compliance and risk management matters. The Audit Committee consists of Mr. Cresci (chairman), Mr. Bech and Mr. Golay. The Audit Committee is comprised entirely of directors who meet the independence and financial literacy requirements of The Nasdaq Stock Market LLC, as well as the standards established under the

Sarbanes-Oxley Act of 2002. See “—Independence of Directors.” In addition, the Board has determined that Mr. Cresci qualifies as an “audit committee financial expert” as defined in SEC rules.

The Audit Committee’s responsibilities include providing assistance to the Board in fulfilling its responsibilities with respect to oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, performance and independence, and the performance of the Company’s internal audit function, if any. In accordance with its Audit Committee Charter, the Audit Committee is directly responsible for the appointment and oversight of the independent registered public accounting firm, who reports directly to the Committee, approval of the engagement fee of the independent registered public accounting firm and pre-approval of the audit services and any permitted non-audit services they may provide to the Company. In addition, the Audit Committee reviews the scope of audits as well as the annual audit plan and evaluates matters relating to the audit and internal controls of the Company. The Audit Committee holds separate executive sessions, outside the presence of executive management, with the Company’s independent registered public accounting firm.

The Audit Committee held five meetings during the fiscal year ended December 31, 2018.

The charter for the Audit Committee may be found on the Company’s website at https://shareholders.cimcommercial.com/corporate-overview/corporate-governance in the section entitled “Shareholders—Corporate Overview—Corporate Governance—Committee Charters.”

Director Nomination Procedures

Currently, the Company does not have a nominating and corporate governance committee. The Board believes that it is appropriate for CIM Commercial not to have such a committee because of CIM Commercial’s status as a “controlled company.” The entire Board participates in the consideration of nominees for director. However, as described in “—Independence of Directors” of this proxy statement, the Company has commenced a program to unlock embedded value in its portfolio and improve trading liquidity of the Common Stock. If that program is completed, the Company will no longer be a “controlled company.” As a result, to the extent the program is completed, the Company will be required to establish a nominating committee of the Board and a compensation committee of the Board having (i) one independent committee member at the time at which it ceases to be a controlled company, (ii) a majority of independent committee members within 90 days of the date on which it ceases to be a controlled company and (iii) all independent committee members within one year of the date on which it ceases to be a controlled company.

The Board will consider nominees for director suggested by stockholders in written submissions to the Company’s Secretary in compliance with the nomination procedures set forth below.

Director Qualifications. The Board has policies establishing certain desired attributes of the Board as a whole. Each member of the Board must possess high personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders, as well as an inquisitive mind, an objective perspective, practical wisdom and mature judgment. In addition, directors must be willing to devote sufficient time carrying out their duties and responsibilities effectively. The Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board values diversity and believes the Board should reflect an appropriate diversity of viewpoints, background, experience and other demographics.

Identifying and Evaluating Nominees. The Board may consider those factors it deems appropriate in evaluating director candidates as outlined above. The skills and personality of each director should fit with those of the other directors in building a Board that is effective, collegial and responsive to the needs of the Company. The Board considers candidates for the Board from any reasonable source, including current board members, stockholders, professional search firms or other persons. The Board does not evaluate candidates differently based on who has made the recommendation. The Board may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.

Stockholder Nominees. The Board will consider properly submitted stockholder nominees for election to the Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Any stockholder nominations proposed for consideration by the Board should include the nominee’s name and sufficient biographical information to demonstrate that the nominee meets the qualification requirements for board service as set forth under “—Director Qualifications.” The nominee’s written consent to the nomination should also be included with the nomination submission, which should be sent in accordance with the provisions of our bylaws and addressed to: CIM Commercial Trust Corporation, 17950 Preston Road, Suite 600, Dallas, Texas 75252, Attn: Secretary.

Additional information regarding submitting stockholder proposals is set forth in our bylaws. Stockholders may request a copy of our bylaws from the Company’s Secretary at CIM Commercial Trust Corporation, 17950 Preston Road, Suite 600, Dallas, Texas 75252, Attn: Secretary.

Director Nominees

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years.

Name	Age	Position
Douglas Bech	73	Director (independent)
Robert Cresci	75	Director (independent)
Kelly Eppich	62	Director (independent as of March 12, 2019)
Frank Golay, Jr.	71	Director (independent)
Shaul Kuba	56	Director
Richard Ressler	60	Director and Chairman of the Board
Avi Shemesh	57	Director

Douglas Bech has served as a director of the Company since March 2014 and as founder and Chief Executive Officer of Raintree Resorts International and its predecessors since August 1997. Raintree owns and operates upscale vacation ownership resorts in Mexico, the United States and Canada. Prior to founding Raintree, Mr. Bech practiced securities and corporate finance law from 1970 until 1997. Mr. Bech also has served as a director of j2 Global since November 2000. From August 1988 through November 2000, he served as a director of eFax.com, a company j2 Global acquired in November 2000. Mr. Bech also serves as lead director of HollyFrontier Corporation, which was the result of a merger of Frontier Oil Corporation and Holly Corporation in July 2011 and had previously served as a director of Frontier Oil Corporation since 1993. Mr. Bech also served, until February 1, 2016, as an independent trust manager of Moody National REIT II, Inc., a registered, non-traded real estate investment trust that acquires only limited service hotels in the United States. Mr. Bech’s previous work as a securities and corporate finance lawyer, as a director of other diverse public companies, and his current experience as a chief executive officer of a private enterprise engaged in marketing, management and consumer finance in three different countries, provides expertise on corporate governance, legal matters and finance, as well as a general business management perspective to the Board.

Robert Cresci has served as a director of the Company since March 2014 and has been a Managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, OFS Capital Corporation, Hancock Park Corporate Income, Inc. and Presbia PLC. Mr. Cresci previously served on the board of Continucare Corporation until 2011, the board of Sepracor, Inc. until 2009 and the board of Luminex Corporation until 2019. Mr. Cresci’s extensive knowledge of investment management and accounting from his experience with Pecks Management Partners and his experience serving on other public company boards of directors provides expertise regarding investment strategies, accounting issues and public company matters.

Kelly Eppich has served as a director of the Company since March 2014. Mr. Eppich was a Principal, Investments of CIM Group, L.P until his retirement in February 2019. While Mr. Eppich was at CIM, he served on CIM Group, L.P.’s Investment Committee and Credit Committee. Prior to joining CIM Group, L.P. in 2002, Mr. Eppich served as the Chief Financial Officer of Decurion Corporation/Pacific Theatres. In that capacity, he was responsible for all areas of finance, accounting, treasury, risk management and information systems development of Decurion Corporation/Pacific Theatres. From 1989 to 2000, he was Vice President Finance / Controller and then Vice President of Business Development, Finance and Administration for the International Recreation Enterprises Division of Warner Brothers. Prior to joining Warner Brothers, Mr. Eppich served as an Assistant Vice President and Assistant Corporate Controller for Maxicare Health Plans, Inc. (1986—1989) and worked for Ernst & Young (1979—1986). Mr. Eppich received a B.S. degree in Finance with an emphasis in Accounting from Weber State University. Mr. Eppich has in-depth knowledge of CIM Urban’s business and operations and has significant experience in the preparation and analysis of financial statements, strategic planning and financial management.

Frank Golay, Jr. has served as a director of the Company since March 2014 and has been associated with Sullivan & Cromwell LLP since September 1977. From 1977 to 1985 he was an associate located in the firm’s New York and London offices. From 1985 to 1988 he was a partner in the firm’s New York office, and from 1988 to 2008 he served as partner in Sullivan & Cromwell LLP’s Los Angeles office. Mr. Golay retired at the end of 2008. Afterwards, he was of counsel to the firm. But in 2016, wishing more completely to retire from the practice of law, Mr. Golay became a senior counsel to Sullivan

& Cromwell LLP, and changed his state bar memberships to retired/inactive. Prior to his retirement, Mr. Golay’s practice included numerous securities offerings, including real estate investment trust (“REIT”) offerings, merger and acquisition transactions and general corporate advice. He represented both issuers and underwriters, and companies and their financial advisors. Mr. Golay’s clients included Orchard Capital Corporation, j2 Global and CIM Group, L.P. Mr. Golay’s extensive legal experience in the securities, mergers and acquisitions, and general corporate fields provides the Board with a strong resource on a variety of important strategic matters.

Shaul Kuba has served as a director of the Company since March 2014. Mr. Kuba, Co-Founder and a Principal of CIM Group, L.P., has been an active real asset owner and operator for over 26 years. Since co-founding CIM Group, L.P. in 1994, Mr. Kuba has been an integral part of building CIM Group, L.P.’s platforms. As a Principal and Head of CIM Group, L.P.’s Development Group, he is actively involved in the development, redevelopment and repositioning of CIM Group, L.P.’s real estate assets including notable projects such as 432 Park Avenue in New York City. Additionally, Mr. Kuba is instrumental in sourcing new opportunities and establishing and maintaining relationships with national and regional retailers, hospitality brands and restaurateurs. He serves on CIM Group, L.P.’s Investment and Real Asset Management Committees and provides guidance on the diverse opportunities across CIM’s platforms. Prior to CIM Group, L.P., Mr. Kuba was involved in a number of successful entrepreneurial real estate activities including co-founding Dekel Development, which developed a variety of commercial and residential properties in Los Angeles. Mr. Kuba has in-depth knowledge of CIM Urban’s business and operations and has significant experience with the real estate development process and sourcing new transactions as a result of his experience with CIM Group, L.P., including as Co-Founder thereof.

Richard Ressler has served as a director of the Company since March 2014. Mr. Ressler is the founder and President of Orchard Capital Corporation (“Orchard Capital”), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group (together with its controlled affiliates, “CIM”), a vertically-integrated owner and operator of real assets, Orchard First Source Asset Management, LLC (together with its controlled affiliates, “OFSAM”), a full-service provider of capital and leveraged finance solutions to U.S. corporations, and OCV Management, LLC (“OCV”), an investor, owner and operator of technology companies. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. (NASDAQ “JCOM”) and director of Presbia PLC (NASDAQ “LENS”). Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as a director of LENS since January 2015 and as chairman of CMCT since 2014. In addition, Mr. Ressler serves in the positions set forth below for CCO Group, LLC (“CCO Group”), an affiliate of CIM Group and certain other programs sponsored by CCO Group. Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, chairs its Executive, Investment, Allocation and Real Asset Management Committees and serves on its Credit Committee. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and, through an agreement with Orchard Capital, chairs its executive committee. Mr. Ressler co-founded OCV in 2016 and, through an agreement with Orchard Capital, chairs its executive committee. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE “VGR”) and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University. Mr. Ressler has in-depth knowledge of CIM Urban’s business and operations and has extensive experience with, and knowledge of, business management and finance as a result of his experience with CIM, including as Co-Founder thereof.

Entity	Position(s)	Dates

Cole Credit Property Trust IV, Inc. (“CCPT IV”); Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”); and CIM Income NAV, Inc. (f/k/a Cole Real Estate Income Strategy (Daily NAV), Inc.) (“CIM Income NAV”)

	Chief executive officer, president and director Chairman of the board	February 2018 — Present August 2018 — Present
Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) and Cole Credit Property Trust V, Inc. (“CCPT V”)	Director	January 2019 — Present

Cole Corporate Income Management III, LLC (“CCI III Management”); Cole REIT Management IV, LLC (“CCPT IV Management”); Cole Corporate Income Management II, LLC (“CCI II Management”); Cole REIT Management V, LLC (“CCPT V Management”); CIM Income NAV Management, LLC (f/k/a Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC) (“CIM Income NAV Management”); CCO Group; and CREI Advisors, LLC (“CREI Advisors”)

Vice President	February 2018— Present

Avi Shemesh has served as a director of the Company since March 2014. Mr. Shemesh, Co-Founder and a Principal of CIM Group, L.P., has been an active real asset owner and operator for over 26 years. Since co-founding CIM Group, L.P. in 1994, Mr. Shemesh has been instrumental in building CIM Group, L.P.’s real estate, infrastructure and debt platforms. He serves on CIM Group, L.P.’s Investment and Real Asset Management Committees, providing guidance on the diverse opportunities available across CIM’s various platforms. Additionally, Mr. Shemesh is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication. In addition, Mr. Shemesh serves in the positions set forth below for CCO Group, an affiliate of CIM Group and certain other programs sponsored by CCO Group. Prior to CIM Group, L.P., Mr. Shemesh was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and residential properties in Los Angeles. Mr. Shemesh has in-depth knowledge of CIM Urban’s business and operations and has significant experience with the real estate operating process and strategic planning as a result of his experience with CIM Group, L.P., including as Co-Founder thereof.

Entity	Position(s)	Dates
CCIT II	Chief executive officer, president and director	February 2018 — Present

	Chairman of the board of directors	August 2018 — Present
CIM Income NAV and CCIT III	Director	January 2019 — Present
CCPT IV	Director	March 2019 — Present
CCPT V	Chief executive officer, president and director	March 2018 — Present
	Chairman of the board of directors and a member of the nominating and corporate governance committee	August 2018 — Present
CCI II Management; CCI III Management; CCPT IV Management; CCPT V Management; CIM Income NAV Management; CCO Group; and CREI Advisors	President and treasurer	February 2018 — Present

Executive Officers

Set forth below are the names of the persons who are our executive officers as of the date of this proxy statement, their ages and their positions with the Company.

Name	Age	Position
David Thompson	55	Chief Executive Officer
Jan F. Salit	68	President and Secretary
Nathan D. DeBacker	39	Chief Financial Officer

David Thompson has been Chief Executive Officer of the Company since March 2019. Mr. Thompson served as the Chief Financial Officer of the Company from March 2014 to March 2019. Mr. Thompson is also a Principal, Chief Financial Officer of CIM Group, L.P. and serves on CIM Group, L.P.’s Investment and Credit Committees. He joined CIM Group, L.P. in 2009. In addition, Mr. Thompson serves in the positions set forth below for CCO Group and a program sponsored by CCO Group. Prior to joining CIM Group, L.P. in 2009, Mr. Thompson spent fifteen years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller, where he was responsible for worldwide financial reporting, financial planning and analysis, internal control and technical accounting compliance. Mr. Thompson’s experience includes billions of dollars of real estate acquisitions and dispositions, as well as significant capital markets experience. He began his career as a C.P.A. in the Los Angeles office of Arthur Andersen & Co. Mr. Thompson received a B.S. degree in Accounting from the University of Southern California.

Entity	Position(s)	Dates
CCI II Management; CCI III Management; CCPT IV Management; CCPT V Management; CIM Income NAV Management; CCO Group; and CREI Advisors	Vice president and chief financial officer	February 2018 — Present
CIM Real Assets & Credit Fund	Chief executive officer and trustee	February 2019 — Present

Jan F. Salit has been President and Secretary of the Company since March 2014. Mr. Salit serves on CIM Group, L.P.’s Credit Committee. Mr. Salit was Chief Executive Officer, Chairman of the Board and Secretary of PMC Commercial Trust from October 2012 to March 2014, Treasurer of PMC Commercial Trust from October 2008 to March 2014, Chief Operating Officer of PMC Commercial Trust from October 2008 to October 2012, Executive Vice President of PMC Commercial Trust from June 1993 to October 2012, and Chief Investment Officer and Assistant Secretary of PMC Commercial Trust from January 1994 to October 2012. He was also Executive Vice President of PMC Capital, Inc. (an affiliate of PMC Commercial Trust that merged into PMC Commercial Trust in February 2004) from May 1993 to February 2004 and Chief Investment Officer and Assistant Secretary of PMC Capital, Inc. from March 1994 to February 2004. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company Armco Financial Corporation, a commercial finance company, holding various positions, including Executive Vice President and Chief Financial Officer. Mr. Salit began his career in the Investment Department of Mutual Benefit Life from 1972 to 1979. In addition, he was an adjunct professor at Montclair State University and Fairleigh Dickenson University from 1976 to 1979. Mr. Salit received his B.A. degree from Michigan State University and his MBA degree from New York University.

Nathan D. DeBacker has been Chief Financial Officer of the Company since March 2019. In addition, Mr. DeBacker serves in the following positions for CCO Group, an affiliate of CIM Group and certain other programs sponsored by CCO Group:

Entity	Position(s)	Dates
CCIT II; CCIT III; CCPT IV; CCPT V; and CIM Income NAV	Chief financial officer and treasurer	August 2016 — Present

CIM Real Assets & Credit Fund	Chief financial officer	February 2019 — Present
CCI II Management; CCI III Management; CCPT IV Management; CCPT V Management; CIM Income NAV Management; CCO Group; and CREI Advisors	Vice president	February 2018 — Present
CCO Capital, LLC (“CCO Capital”)	Vice president	December 2018 — March 2019

	Chief financial officer	February 2018 — December 2018 March 2019 — Present

From August 2016 to February 2018, Mr. DeBacker served as senior vice president and chief financial officer, Cole REITs, of VEREIT, Inc. Mr. DeBacker was the principal at CFO Financial Services, LLC, a certified public accounting firm that provided accounting, payroll, tax, forecasting and planning, business valuation and investment advisory services to business organizations, from May 2014 until August 2016 and sold his ownership interest in the assets of CFO Financial Services, LLC in March 2017. From December 2005 until May 2014, Mr. DeBacker worked at Cole Capital, the predecessor to CCO Group, and, following the merger with VEREIT, most recently served as vice president of real estate planning and analysis. From 2002 until 2005, Mr. DeBacker worked as an auditor for the independent public accounting firm of Ernst & Young LLP. Mr. DeBacker earned his bachelor’s degree in accounting from the University of Arizona and is a Certified Public Accountant in Arizona.

AUDIT COMMITTEE REPORT

The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

The Audit Committee operates under a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee charter is available on the corporate governance section of the Company’s website at https://shareholders.cimcommercial.com/corporate-overview/corporate-governance in the section entitled “Committee Charters.”

During 2018, the Audit Committee, either through separate private sessions or during its regularly scheduled meetings with the independent registered public accounting firm and the director of internal audit, had candid discussions regarding financial management, legal, accounting, auditing and internal control issues.

The Audit Committee has been provided with updates on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The updates include discussions with the independent registered public accounting firm about the Company’s internal control assessment process and the independent registered public accounting firm’s evaluation of the Company’s system of internal control over financial reporting.

The Audit Committee reviewed with executive management and the director of internal audit the Company’s policies and procedures with respect to risk assessment and risk management.

The Audit Committee recommended to the Board the engagement of BDO as the independent registered public accounting firm for the year ended December 31, 2018, and reviewed (with senior members of the Company’s financial management team and the independent registered public accounting firm) the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. The Audit Committee has the sole authority to appoint the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements included in our Annual Report on Form 10-K with management including a discussion of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.

The Audit Committee also discussed with the independent registered public accounting firm, who is engaged to audit and report on the consolidated financial statements of the Company and subsidiaries and the effectiveness of the Company’s internal control over financial reporting, those matters required to be discussed by the auditors with the Audit Committee in accordance with the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence for 2018.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports.

In reliance on these reviews and discussions, and the reports of the independent registered public accounting firm, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

This report is submitted by the following members of the Audit Committee:

Robert Cresci (chairman)

Douglas Bech

Frank Golay, Jr.

EXECUTIVE COMPENSATION

Compensation Committee

Currently, the Board is not required to have (and does not have) a compensation committee, based on its status as a “controlled company.” However, as described in “Corporate Governance—Independence of Directors” of this proxy statement, the Company has commenced a program to unlock embedded value in its portfolio and improve trading liquidity of the Common Stock. If that program is completed, the Company will no longer be a “controlled company.” As a result, to the extent the program is completed, the Company will be required to establish a nominating committee of the Board and a compensation committee of the Board having (i) one independent committee member at the time at which it ceases to be a controlled company, (ii) a majority of independent committee members within 90 days of the date on which it ceases to be a controlled company and (iii) all independent committee members within one year of the date on which it ceases to be a controlled company.

Compensation Discussion and Analysis

Background

This Compensation Discussion and Analysis relates to compensation paid to the Company’s named executive officers during fiscal year 2018.

2018 Named Executive Officers

The following individuals were our named executive officers for 2018:

Name	Title
Charles E. Garner II*	Chief Executive Officer
Jan F. Salit	President and Secretary
David Thompson*	Chief Financial Officer

*Mr. Thompson, the Chief Financial Officer of the Company from March 2014 to March 28, 2019, was promoted to the position of Chief Executive Officer of the Company on March 29, 2019. The Board of Directors of the Company and Charles E. Garner II mutually agreed to the resignation of Mr. Garner from his position as Chief Executive Officer of the Company effective as of March 29, 2019. Mr. Garner is expected to continue to support the quality and performance of the Company’s portfolio as Co-head of Investments at CIM.

The Company is externally operated by the Operator, an affiliate of CIM REIT and CIM Group, L.P. In addition, the Administrator, a subsidiary of CIM Group, provides certain administrative services to the Company and its subsidiaries. Mr. Garner, the Company’s former Chief Executive Officer, and Mr. Thompson, the Company’s current Chief Executive Officer and former Chief Financial Officer (from March 2014 to March 28, 2019), are employed by an affiliate of the Operator and the Administrator and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Garner or Mr. Thompson any compensation in 2018. Therefore, their compensation is not discussed in this Compensation Discussion and Analysis. Mr. Salit was jointly employed by the Company and CIM SBA Staffing, LLC (“CIM SBA”) during the fiscal year ended December 31, 2018. As discussed in “Related Person Transactions—Transactions with Related Persons,” his cash compensation was paid by CIM SBA, which in turn was partially reimbursed by the Company. Accordingly, his 2018 compensation is described in this Compensation Discussion and Analysis and accompanying tables.

Role of Management in the Compensation-Setting Process

The Chairman of the Board discussed historical compensation practices and the Company’s annual incentive compensation history with Mr. Salit. The Chairman considered Mr. Salit’s input and made recommendations to the Board with respect to the amounts of Mr. Salit’s 2018 annual incentive compensation and the Board made the final determination of those amounts.

Stockholder Advisory Vote

Because stockholders expressed support for the Company’s executive compensation programs in 2018 by approving, on an advisory basis, the Company’s 2017 executive compensation and because Mr. Salit’s terms of employment are governed by the terms of his existing employment agreement, the Board did not make any changes to the Company’s executive compensation programs in 2018.

Compensation Policies and Practices In Relation to Risk Management

As of December 31, 2018, the Company had five employees. One such employee, Mr. Salit, is jointly employed by the Company and CIM SBA, and the terms of his employment are governed by his existing employment agreement with the Company. Another employee is an officer of the Company. Accordingly, the Board does not believe that the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Use of Independent Compensation Consultant

The Board did not engage the services of an independent compensation consultant in 2018 when determining Mr. Salit’s 2018 compensation.

Determining 2018 Executive Compensation

As described above, Messrs. Garner and Thompson are employed and paid by an affiliate of the Operator and the Administrator and, therefore, their 2018 compensation is not discussed in this proxy statement. The Board determined the amounts of Mr. Salit’s 2018 annual incentive compensation.

2018 Base Salary

The Board did not make any adjustments to Mr. Salit’s base salary of $450,000 for 2018.

2018 Annual Cash Incentive

The Board did not award any cash incentive to Mr. Salit for 2018. This determination did not reflect the Company’s performance or the performance of the lending division or Mr. Salit. For 2018, based on allocation of Mr. Salit’s time spent between matters for the Company and CIM, it was determined that Mr. Salit’s base salary adequately compensated him for his time and effort with respect to the Company. Mr. Salit’s aggregate salary in 2018 from the Company and CIM SBA was $700,000 (including a bonus from CIM SBA but excluding “All Other Compensation” as described in the Summary Compensation Table below). Of that amount (which was initially paid by CIM SBA), the aggregate reimbursable costs payable by the Company were $412,383 for Mr. Salit’s time spent on matters relating to CMCT during the year ended December 31, 2018.

Severance and Change in Control Agreements

Mr. Salit’s employment agreement with the Company provides for a severance payment as specified therein. The employment agreement is discussed in greater detail below in the section entitled “—Potential Payments Upon Termination or Change in Control.”

Other Compensation Plans

A subsidiary of the Company maintained a defined contribution plan that included a defined contribution component and a discretionary contribution component (the “401(k) and Defined Contribution Plan”) that was intended to satisfy the tax qualification requirements of Section 401(a) of the Internal Revenue Code. This plan was transferred to CIM SBA effective January 1, 2015. CIM SBA’s and the Company’s full time employees, including Mr. Salit, were eligible to participate in the 401(k) and Defined Contribution Plan and were permitted to contribute a portion of their eligible compensation (subject to the applicable statutory limits of $18,500, or $24,500 for eligible participants who are 50 or older, in calendar year 2018). While CIM SBA may (but is not required to) make “matching contributions” under the 401(k) and Defined Contribution Plan, none were made during fiscal 2018. In lieu of matching contributions, CIM SBA elected to make a discretionary contribution of $275,000 in January 2019 to all employees of CIM SBA and the Company, of which $193,606 was recorded as an expense by the Company for the year ended December 31, 2018. Contributions to the 401(k) and Defined Contribution Plan are available to all full-time employees of CIM SBA who meet the eligibility requirements of the plan. In general, vesting in the Defined Contribution Plan occurs ratably between the second and sixth year of employment.

Tax Considerations

Internal Revenue Code Section 162(m) generally limits the deductibility of compensation paid to certain executive officers in excess of $1,000,000 in any one year. The exemption from Section 162(m)’s deduction limit for performance based compensation has generally been repealed pursuant to the Tax Cut and Jobs Act of 2017, effective for years beginning after December 31, 2017, and the group of covered executive officers has been expanded to include the chief financial officer and certain former executive officers. Therefore, compensation (including performance-based compensation) paid to covered executive officers in excess of $1,000,000 in calendar year 2018 and subsequent calendar years generally will not be deductible unless it qualifies for transition relief. In 2018, the Board was aware of the impact of the Tax Cuts and Jobs Act of 2017, but our named executive officers did not receive compensation in excess of the $1,000,000 limit. The Board will continue to consider the tax consequences when determining named executive officer compensation, including in light of the changes to Section 162(m) under the Tax Cuts and Jobs Act of 2017. As in the past, the Board reserves the right to make compensation payments that are nondeductible.

Anti-Pledging / Anti-Hedging Restrictions

The Company believes it is inappropriate for any director, officer or employee to enter into speculative transactions in the Company’s equity securities and, therefore, prohibits all hedging transactions. The Company’s Trading Policy prohibits all hedging transactions and only permits pledging of Company securities with the approval of the attorney designated under the insider trading policy as the legal representative for purposes of the policy.

Compensation Committee Interlocks and Insider Participation

Following the Merger, the Board decided not to establish a separate compensation committee, but rather determined that the full Board would assume the responsibilities that were historically carried out by the compensation committee of the Board prior to the Merger. During the year ended December 31, 2018, no officer or employee of the Company participated in deliberations of the Board concerning executive officer compensation.

Compensation Committee Report

The Board has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon that review and discussion, the Board determined that the Compensation Discussion and Analysis be included in this proxy statement.

Board of Directors

Douglas Bech

Robert Cresci

Kelly Eppich

Frank Golay, Jr.

Shaul Kuba

Richard Ressler

Avi Shemesh

Summary Compensation Table

The table below sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers for the years ended December 31, 2018, 2017 and 2016, respectively. As described in the Compensation Discussion and Analysis, Messrs. Garner and Thompson are employed by an affiliate of the Operator and the Administrator and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Messrs. Garner and Thompson any compensation in 2018. The Company has entered into an employment agreement with Mr. Salit, which is described below under “—Potential Payments Upon Termination or Change in Control.” As described in the Compensation Discussion and Analysis, Mr. Salit’s cash compensation was paid by CIM SBA in 2018, and the Company reimbursed CIM SBA for such compensation. As described above, of the compensation paid by CIM SBA in 2018, approximately $412,383 has been or will be reimbursed by the Company to CIM SBA for Mr. Salit’s time on matters relating to CMCT during the year ended December 31, 2018.

Name and Principal Position	Year	Salary	Bonus(2)	Stock Awards(3)(4)	All Other Compensation(5)	Total
Charles E. Garner II	2018	$—	$—	$—	$—	$—
Chief Executive Officer*	2017	—	—	—	—	—
	2016	—	—	—	—	—
David Thompson	2018	—	—	—	—	—
Chief Financial Officer*	2017	—	—	—	—	—
	2016	—	—	—	—	—
Jan F. Salit (1)	2018	450,000	250,000	—	54,525	754,525
President and Secretary	2017	450,000	200,000	—	54,777	704,777
	2016	450,000	150,000	679,626	306,810	1,586,436

*                                         Mr. Thompson, the Chief Financial Officer of the Company from March 2014 to March 2019, was promoted to the position of Chief Executive Officer of the Company on March 29, 2019. The Board of Directors of the Company and Charles E. Garner II mutually agreed to the resignation of Mr. Garner from his position as Chief Executive Officer of the Company effective as of March 29, 2019. Mr. Garner is expected to continue to support the quality and performance of the Company’s portfolio as Co-head of Investments at CIM.

(1)                                 Mr. Salit performed services for CIM from time to time in 2016 through 2018. For 2018, CIM SBA billed $412,383 to the Company for services rendered by Mr. Salit on behalf of the Company. During 2017 and 2016, CIM SBA Staffing paid all salary and bonus for Mr. Salit, which salary and bonus were then 100% reimbursed by the Company to CIM SBA. Then, for the portion of Mr. Salit’s time spent on matters relating to CIM, CIM SBA subsequently reimbursed the Company in an amount of $227,362 and $90,000, for the years ended December 31, 2017 and 2016, respectively. As a result, the expense the Company recorded for Mr. Salit’s time was $412,383, $477,415 and $1,496,436 for the years ended December 31, 2018, 2017 and 2016, respectively. Of the $412,383 billed by CIM SBA to the Company for services rendered by Mr. Salit on behalf of the Company during the year ended December 31, 2018, approximately $173,000 remained outstanding as of December 31, 2018.

(2)                                 Mr. Salit did not receive any cash incentive from the Company for 2018 as described in “—Compensation Discussion and Analysis—Determining 2018 Executive Compensation—2018 Annual Cash Incentive.” The bonuses of $250,000 and $200,000 for 2018 and 2017, respectively, included in the table were in each case paid by CIM SBA. Please also see footnote (1) above.

(3)                                 On January 4, 2016, pursuant to Mr. Salit’s employment agreement, which became effective on the closing date of the Merger, the Company issued Mr. Salit 43,734 shares of common stock under the 2015 Equity Incentive Plan as a retention bonus (as Mr. Salit was not entitled to any disability, death or severance payment on such date). The closing price of the common stock was $15.54 on the day prior to the issuance, and the shares vested immediately. With respect to annual equity awards, as described in “—Compensation Discussion and Analysis” above, the Board has granted long-term incentive awards in the form of restricted stock awards to Mr. Salit on a discretionary basis, and did not grant any such awards to Mr. Salit in 2016, 2017 and 2018. The terms of the restricted share awards granted to Mr. Salit in 2015 provide for dividends on non-vested restricted shares to be paid to the holder.

(4)                                 Represents the grant date fair value of stock awards for the applicable fiscal year in accordance with Accounting Standards Codification Topic 718, Compensation—Stock Compensation.

(5)                                 See table below for a breakdown of all other compensation.

All other compensation paid to the Company’s named executive officers in the table above consisted of the following:

Name	Year	Unused Vacation Pay	Tax Qualified 401(k) Plan		Automobile Allowance	Other		Total
Jan F. Salit	2018	$21,635	$26,290	(1)	$6,600	$—		$54,525
	2017	21,635	26,542	(1)	6,600	—		54,777
	2016	21,635	25,801	(1)	6,600	252,774	(2)	306,810

(1)                                 CIM Group, on behalf of CIM SBA, has reimbursed and will reimburse the Company for a portion of the amounts for the years ended December 31, 2018, 2017 and 2016 for the time that Mr. Salit spent on matters relating to CIM. The reimbursable amount is included as part of the amounts identified in Note 1 to the Summary Compensation Table above.

(2)                                 The Company paid $252,774 for payroll taxes on Mr. Salit’s behalf in January 2016.

Grants of Plan-Based Awards

There were no grants of equity awards to our named executive officers during 2018.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards as of December 31, 2018.

Option Exercises and Shares Vested in 2018

There were no restricted share awards that vested during the fiscal year ended December 31, 2018.

Potential Payments Upon Termination or Change in Control

Mr. Salit is party to an executive employment agreement (an “Executive Employment Agreement”) with the Company, which amended and restated his previous employment agreement and became effective upon the consummation of the Merger on March 11, 2014. The Executive Employment Agreement continues to govern the terms of employment for Mr. Salit following the Merger. Under the Executive Employment Agreement, Mr. Salit is entitled to a minimum annual salary of $425,000. The Company’s Board may, in its discretion, increase the annual base salary and may also consider bonus compensation. The Executive Employment Agreement also entitles Mr. Salit to health insurance coverage for himself, his wife and his dependent children, and a monthly automobile allowance of $550.

If Mr. Salit is unable to perform his services due to illness or total incapacity (to be determined based on standards similar to those utilized by the U.S. Social Security Administration), the Executive Employment Agreement entitles Mr. Salit to receive his full salary for up to one year of such incapacity, reduced by any amounts paid by any Company-provided insurance. If Mr. Salit’s total incapacity continues beyond one year and he is not thereafter able to devote full time to his employment with the Company, then his employment and his Executive Employment Agreement will terminate.

If Mr. Salit dies during his employment with the Company before reaching the age of seventy, his estate will be entitled to a payment of two times his annual salary plus unused vacation pay. The Company-paid amount of such death benefits will be made over the course of twelve months, offset by any amounts paid under any group life insurance issued by the Company.

In the event that Mr. Salit’s employment is terminated by the Company for Cause (as defined below), or if Mr. Salit resigns his employment with the Company, he will be entitled to receive only his base salary then in effect, prorated to the date of termination, and all benefits accrued through the date of termination. If the Company terminates Mr. Salit’s employment without Cause, Mr. Salit will be entitled to receive a severance payment in an amount equal to his annual base salary then in effect, to be paid out in a lump sum on the 60th day following his termination date, conditioned upon the execution of a general release of claims.

For purposes of the Executive Employment Agreement, “Cause” means (1) the intentional, unapproved material misuse of corporate funds, (2) professional incompetence or (3) acts or omissions constituting gross negligence or willful misconduct of executive’s obligations or otherwise relating to the business of the Company.

Assuming all vacation days are taken and all reasonable business expenses have been reimbursed, based on the Company’s best estimate, assuming the applicable scenario occurred on December 31, 2018, the Company would have owed Mr. Salit $900,000 (representing two times his annual base salary) if he died, $450,000 (representing his annual base salary) if he became disabled or if the Company terminated his employment without Cause.

Equity Incentive Plan Compensation and Awards

There were no equity awards granted to Mr. Salit during the year ended December 31, 2018.

Board Compensation

The Company uses a combination of cash and share-based compensation to attract and retain qualified candidates to serve on the Board. In setting directors’ compensation, the Board considers, among other things, the substantial time commitment on the part of the Board in fulfilling their duties as well as the skill level it requires of directors. In addition, directors are reimbursed by the Company for their expenses related to attending board or committee meetings.

The independent directors are compensated according to the following schedule:

Annual board retainer	$50,000
Annual audit committee chairman retainer	$20,000

The annual board retainer and the annual audit committee chairman retainer are payable quarterly in advance.

The compensation arrangement for each independent director in 2019 is expected to be substantially the same as the compensation arrangement for the independent directors in 2018, which is set forth in the table below:

Director Compensation in 2018

Name	Fees Earned or Paid in Cash	Share Awards(1)	Total
Robert Cresci	$70,000	$49,994	$119,994
Douglas Bech	50,000	49,994	99,994
Frank Golay, Jr.	50,000	49,994	99,994

(1)                                 Represents the grant date fair value of the restricted shares or share options, as the case may be, for purposes of ASC Topic 718, Compensation—Stock Compensation. Each of the independent directors received a grant of 3,378 restricted shares of Common Stock on May 3, 2018, which shares will vest one year from the date of grant. The grant date fair value of the restricted shares is based on the per share closing price of our Common Stock on May 3, 2018, which was $14.80.

RELATED PERSON TRANSACTIONS

Transactions with Related Persons

Asset Management and Other Fees to Related Parties

Affiliates of CIM Group (collectively, the “CIM Management Entities”) provide property management, leasing, and development services to CIM Urban. The CIM Management Entities earned property management fees, which are included in rental and other property operating expenses, totaling $4,365,000 and $5,034,000 for the years ended December 31, 2018 and 2017, respectively. CIM Urban also reimbursed the CIM Management Entities $6,065,000 and $8,465,000 during the years ended December 31, 2018 and 2017, respectively, for onsite management costs incurred on behalf of CIM Urban, which is included in rental and other property operating expenses. The CIM Management Entities earned leasing commissions of $1,548,000 and $982,000 for the years ended December 31, 2018 and 2017, respectively, which were capitalized to deferred charges. In addition, the CIM Management Entities earned construction management fees of $580,000 and $1,654,000 for the years ended December 31, 2018 and 2017, respectively, which were capitalized to investments in real estate.

On March 11, 2014, CIM Commercial and its subsidiaries entered into the Master Services Agreement with the Administrator pursuant to which the Administrator agrees to provide or arrange for other service providers to provide management and administrative services to CIM Commercial and its subsidiaries. Pursuant to the Master Services Agreement, we appointed an affiliate of CIM Group as the administrator of Urban Partners GP, LLC. Under the Master Services Agreement, CIM Commercial pays a base service fee (the “Base Service Fee”) to the Administrator initially set at $1,000,000 per year (subject to an annual escalation by a specified inflation factor beginning on January 1, 2015), payable quarterly in arrears. For the years ended December 31, 2018 and 2017, the Administrator earned a Base Service Fee of $1,079,000 and $1,060,000, respectively. In addition, pursuant to the terms of the Master Services Agreement, the Administrator may receive compensation and/or reimbursement for performing certain services for CIM Commercial and its subsidiaries that are not covered under the Base Service Fee. During the years ended December 31, 2018 and 2017, such services performed by the Administrator and its affiliates included accounting, tax, reporting, internal audit, legal, compliance, risk management, IT, human resources, corporate communications and in 2019, operational and on-going support in connection with the Company’s offering of Series A Preferred Stock. The Administrator’s compensation is based on the salaries and benefits of the employees of the Administrator and/or its affiliates who performed these services (allocated based on the percentage of time spent on the affairs of CIM Commercial and its subsidiaries). For the years ended December 31, 2018 and 2017, we expensed $2,783,000 and $3,065,000, respectively, for such services, which are included in asset management and other fees to related parties.

On March 11, 2014, CIM Commercial entered into a Registration Rights and Lockup Agreement with Urban II pursuant to which Urban II is entitled to registration rights, subject to certain limitations, with respect to Common Stock it received in the Merger and the Common Stock issued upon conversion of the Preferred Shares it received in the Merger. Specifically, Urban II has eight demand registration rights (rights to require CIM Commercial to file a registration statement with the SEC). It also has certain piggyback and incidental registration rights. In accordance with such registration rights agreement, CIM Commercial filed a registration statement that was declared effective in May 2015. CIM Commercial bore the expenses incurred in connection with the filing of such registration statement in accordance with such registration rights agreement.

On January 1, 2015, CIM Commercial entered into a Staffing and Reimbursement Agreement with CIM SBA, an affiliate of CIM Group, and our subsidiary, PMC Commercial Lending, LLC. The agreement provides that CIM SBA will provide personnel and resources to the Company and the Company will reimburse CIM SBA for the costs and expenses of providing such personnel and resources. For the years ended December 31, 2018 and 2017, the Company incurred expenses related to services subject to reimbursement by the Company under the agreement of $2,445,000 and $3,464,000, respectively, included as asset management and other fees to related parties for lending segment costs included in continuing operations, $264,000 and $433,000, respectively, for corporate services, which are included in asset management and other fees to related parties, and $0 and $0, respectively, which are included in discontinued operations. In addition, for the years ended December 31, 2018 and 2017, the Company deferred personnel costs of $330,000 and $429,000, respectively, associated with services provided for originating loans.

In December 2015, CIM Urban and CIM Investment Advisors, LLC, an affiliate of CIM REIT and CIM Group, entered into an Investment Management Agreement, pursuant to which CIM Urban engaged CIM Investment Advisors, LLC to provide certain services to CIM Urban. CIM Investment Advisors, LLC changed its name to CIM Capital, LLC in December 2018 and, on January 1, 2019, assigned its duties under the Investment Management Agreement to its four wholly-

owned subsidiaries: CIM Capital Securities Management, LLC, a securities manager, CIM Capital RE Debt Management, LLC, a debt manager, CIM Capital Controlled Company Management, LLC, a controlled company manager, and CIM Capital Real Property Management, LLC, a real property manager. The “Operator” refers to CIM Investment Advisors, LLC from December 10, 2015 to December 31, 2018 and to CIM Capital, LLC and its four wholly-owned subsidiaries on and after January 1, 2019.

On May 10, 2018, the Company entered into the wholesaling agreement (the “Wholesaling Agreement”) with International Assets Advisors, LLC (“IAA”) and CCO Capital. IAA is the exclusive dealer manager for the Company’s public offering of Series A Preferred Units (with each unit consisting of (i) one share of Series A Preferred Stock and (ii) one warrant to purchase 0.25 of a share of Common Stock). CCO Capital is a registered broker dealer and is under common control with the Operator and the Administrator. Under the Wholesaling Agreement, among other things, CCO Capital, in its capacity as the wholesaler for the offering, assists IAA with the sale of Series A Preferred Units. In exchange for CCO Capital’s services under the Wholesaling Agreement, IAA pays CCO Capital a fee equal to 2.75% of the selling price of each Series A Preferred Unit for which a sale is completed, reduced by any applicable fee reallowances payable to soliciting dealers pursuant to separate soliciting dealer agreements between IAA and soliciting dealers. The foregoing fee is reduced, and may be exceeded, by a fixed monthly payment by CCO Capital to IAA for IAA’s services in connection with periodic closings and settlements for the offering. As of December 31, 2018, $200,000 was included in deferred costs for CCO capital fees.

Equity Transactions

On May 16, 2016, the Company commenced a cash tender offer to purchase up to 10,000,000 shares of Common Stock at a price of $21.00 per share. In connection with the tender offer, the Company repurchased, canceled and retired 10,000,000 shares of Common Stock for an aggregate purchase price of $210,000,000, excluding fees and expenses related to the tender offer, which were $301,000. Based on the actual total number of shares tendered, Urban II received $208,140,000 of the aggregate purchase price paid.

On September 14, 2016, the Company repurchased, in a privately negotiated transaction, canceled and retired, 3,628,116 shares of Common Stock from Urban II. The aggregate purchase price was $79,819,000, or $22.00 per share.

On June 12, 2017, we repurchased, in a privately negotiated transaction, canceled and retired 26,181,818 shares of Common Stock from Urban II. The aggregate purchase price was $576,000,000, or $22.00 per share.

On December 18, 2017, we repurchased, in a privately negotiated transaction, canceled and retired 14,090,909 shares of Common Stock from Urban II. The aggregate purchase price was $310,000,000, or $22.00 per share.

On November 21, 2016, Charles E. Garner II, the Company’s former Chief Executive Officer, purchased 20,000 shares of Series A Preferred Stock at $25.00 per share.

Other

On October 1, 2015, an affiliate of CIM Group entered into a 5-year lease renewal with respect to a property owned by the Company, which lease was amended to a month-to-month term in February 2019. For each of the years ended December 31, 2018 and 2017, the Company recorded rental and other property income related to this tenant of $108,000.

On December 29, 2016, the Company sold its commercial real estate lending subsidiary, which was classified as held for sale and had a carrying value of $27,587,000, which was equal to management’s estimate of fair value, to a fund operated by an affiliate of CIM Group. The Company did not recognize any gain or loss in connection with the transaction. Management’s estimate of fair value was determined with assistance from an independent third party valuation firm.

Review, Approval and Ratification of Transactions with Related Persons

The Board has adopted a written related person transaction policy. Under the policy, a “Related Person Transaction” includes certain transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant, and in which a related person had, has or will have a direct or indirect material interest.

A “Related Person” is:

Any person who was in any of the following categories during the applicable period:

•                  a director or nominee for director;

•                  any executive officer; or

•                  any immediate family member of a director or executive officer, or of any nominee for director, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, or nominee for director and any person (other than a tenant or employee) sharing the household of such security holder.

Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:

•                  any person who is known to the Company to be the beneficial owner of more than 5% of our shares; and

•                  any immediate family member of any such security holder, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such security holder and any person (other than a tenant or employee) sharing the household of such security holder.

A person who has a position or relationship within a firm, corporation or other entity that engages in a transaction with the Company will not be deemed to have an “indirect material interest” within the meaning of “Related Person Transaction” when:

The interest arises only:

•                  from such person’s position as a director of another corporation or organization that is a party to the transaction; or

•                  from the direct or indirect ownership by such person and all other persons specified in the definition of “Related Person” in the aggregate of less than 10% equity interest in another person (other than a partnership) which is a party to the transaction; or

•                  from both such position and ownership; or

•                  from such person’s position as a limited partner in a partnership in which the person and all other persons specified in the definition of “Related Person” have an interest of less than 10%, and the person is not a general partner of and does not hold another position in the partnership.

Each of the Company’s executive officers is encouraged to help identify any potential Related Person Transaction.

If a new Related Person Transaction is identified, it will initially be brought to the attention of the Chief Financial Officer, who will then prepare a recommendation to the Board and/or a committee thereof regarding whether the proposed transaction is reasonable and fair to the Company.

A committee comprised solely of independent directors, who are also independent of the Related Person Transaction in question, will determine whether to approve a Related Person Transaction. In general, the committee will only approve or ratify a Related Person Transaction if it determines, among other things, that the Related Person Transaction is reasonable and fair to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC. Executive officers, directors and any person who beneficially owns 10% or more of the shares of any class of our equity securities are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC.

Based solely upon a review of these reports, we believe that all SEC filing requirements applicable to our directors, executive officers and beneficial owners of more than 10% of our Common Stock were satisfied on a timely basis during the fiscal year ended December 31, 2018.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO was appointed to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Although ratification of the appointment of BDO by our stockholders is not required, the Board is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm.

We expect representatives of BDO to be present at the Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by stockholders.

Principal Accounting Firm Fees

Aggregate fees for services rendered to the Company for the years ended December 31, 2018 and 2017 by the Company’s principal accounting firm for such years, BDO, were as follows:

	2018	2017
Audit Fees(1)	$1,104,895	$1,145,902
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,104,895	$1,145,902

(1)                                 Audit fees consisted of professional services performed in connection with (i) the audit of the Company’s annual financial statements and internal control over financial reporting, (ii) the statutory audits of the financial statements of two and three subsidiaries, respectively, of the Company in 2018 and 2017, respectively, (iii) the review of financial statements included in its quarterly reports on Form 10-Q (iv) procedures related to consents and assistance with and review of documents filed with the SEC, (v) other services related to (and necessary for) the audit of the Company’s financial statements and (vi) agreed-upon-procedures in connection with a securitization completed by a subsidiary of the Company in 2018.

Pre-Approval Policies

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our outside auditors. The Audit Committee pre-approved all audit services provided by our outside auditors during fiscal years 2018 and 2017 and the fees paid for such services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

OTHER MATTERS

Management does not intend to present any business at the Annual Meeting not mentioned in this proxy statement, and at the time of preparation of this proxy statement knows of no other business to be presented. If any other matters are properly brought before the Annual Meeting, the appointed proxies will vote all proxies on such matters in their discretion.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

The deadline for submission of stockholder proposals in our proxy statement and form of proxy for the annual meeting of stockholders of the Company to be held in 2020 (the “2020 Annual Meeting”) calculated in accordance with Rule 14a-8 under the Exchange Act is December 13, 2019.

Under our current Bylaws, a stockholder is eligible to submit a stockholder proposal outside the processes of Rule 14a-8 if the stockholder is (1) a stockholder of record both at the time of giving notice and at the time of the 2020 Annual Meeting, (2) is entitled to vote at the 2019 Annual Meeting, and (3) satisfies the requirements in our Bylaws with respect to such proposal. The stockholder also must provide timely notice in proper written form of the proposal to the Company, addressed to Mr. Jan F. Salit, Secretary of the Company, 17950 Preston Road, Suite 600, Dallas, Texas 75252. To be timely under our current Bylaws, we must receive advance notice of the proposal no earlier than November 13, 2019 and no later than 5:00 p.m., Eastern Time, on December 13, 2019.

AVAILABILITY OF DOCUMENTS

We have provided without charge a copy of the annual report to stockholders for fiscal year 2018, which includes a copy of the Form 10-K as filed with the SEC (excluding exhibits), to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide without charge a printed or e-mailed copy of this proxy statement, the proxy card and/or the Annual Report on Form 10-K as filed with the SEC (excluding exhibits, for which a reasonable charge shall be imposed) relating to the 2018 Annual Meeting. All requests should be directed to the Company’s Shareholder Relations Department by writing to 17950 Preston Road, Suite 600, Dallas, Texas 75252 or e-mailing shareholders@cimcommercial.com. Any such request must be received no later than April 21, 2019 in order to facilitate timely delivery.

REDUCE DUPLICATE MAILINGS

The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. A number of brokers with account holders who are stockholders of the Company “household” the Company’s proxy materials in this manner. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual statement, or if you currently receive multiple copies of the proxy statement at your address and would like to request householding of your communications, please follow the instructions described below and notify your broker or the Company’s transfer agent in writing or by telephone.

Stockholders of record should contact our transfer agent, American Stock Transfer and Trust, at:

6201 15th Avenue

Brooklyn, NY 11219

(800) 937-5449

Stockholders who hold their shares in “street name” should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

CIM Commercial is subject to the information and periodic reporting requirements of the Exchange Act and files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read CIM Commercial’s SEC filings, including CIM Commercial’s proxy statement, over the internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact CIM Commercial by telephone or in writing:

CIM Commercial Trust Corporation

17950 Preston Road, Suite 600

Dallas, Texas 75252

Attention:  Shareholder Relations

(972) 349-3200

BY ORDER OF THE BOARD OF DIRECTORS

David Thompson
Chief Executive Officer

Dated: April 5, 2019

ANNUAL MEETING OF STOCKHOLDERS OF CIM COMMERCIAL TRUST CORPORATION May 1, 2019 GO GREEN NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and Annual Report are available at https://shareholders.cimcommercial.com/sec-filings. Please sign, date and mail your proxy card in the envelope provided as soon as possible.  Please detach along perforated line and mail in the envelope provided.   compensation of our named executive officers, as described in CIM VOTED BY THE PROXY HOLDERS IN THEIR DISCRETION. THIS Please note that changes to the registered name(s) on the account Signature of Stockholder Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. 32 Date: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  Item 1.To consider and elect seven members of CIM Commercial’s board of directors, each to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualify. FOR ALL NOMINEESNOMINEES: WITHHOLD AUTHORITY( ) Douglas Bech FOR ALL NOMINEES( ) Robert Cresci ( ) Kelly Eppich ( ) Frank Golay ( ) Shaul Kuba FOR ALL EXCEPT( ) Richard Ressler (See instructions below)( ) Avi Shemesh The Board recommends you vote “FOR” each of the director nominees. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: Item 2.To consider and approve theFORAGAINSTABSTAIN ratification of BDO as CIM Commercial’s auditor for the fiscal year ending December 31, 2019. The Board recommends you vote “FOR” the approval of the ratification of BDO. Item 3.To consider and approve, by a non-FORAGAINSTABSTAIN binding advisory vote, the executive compensation of our named executive officers, as described in our proxy statement. The Board recommends you vote “FOR” the approval of the resolution on Commercial’s proxy statement. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED AS RECOMMENDED BY THE BOARD. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from CIM Commercial of a Notice of Annual Meeting of Stockholders and a proxy statement. To change the address on your account, please check the box at right and indicate your new address in the address space above. may not be submitted via this method.

 PROXY PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CIM COMMERCIAL TRUST CORPORATION The undersigned hereby appoints David Thompson, Jan F. Salit and Nathan D. DeBacker with power of substitution, as proxy and attorney-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of CIM Commercial Trust Corporation (“CIM Commercial”), which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of CIM Commercial to be held at 2:30 p.m., Pacific Time, on May 1, 2019 or any postponement or adjournment thereof, with all powers that the undersigned would possess if present at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual meeting of Stockholders and a proxy statement for the Annual Meeting of Stockholders, the terms of which are incorporated herein by reference. (Continued and to be signed on the reverse side)  33